UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    March 31, 2016

Smartmetric, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54853 (Commission File Number)	05-0543557 (I.R.S. Employer Identification No.)

3960 Howard Hughes Parkway, Suite 500 Las Vegas, NV 89109 (Address of principal executive offices) (zip code)

(702) 990-3687 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws

On March 31, 2016, the board of directors (the “Board”) of Smartmetric, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended Bylaws”). The Amended Bylaws were amended and restated in their entirety to, among other things, (i) provide advance notice requirements for stockholders to bring business before a meeting, (ii) provide advance notice requirements for stockholders to nominate directors of the Company, (iii) remove the requirement that special meetings of the Board be held upon not less than five (5) days prior written notice, (iv) remove the requirement that the annual meeting be held no less than fifteen (15) days before or more than fifteen (15) days after the anniversary date of incorporation of the Company, (v) remove the requirement that a special meeting of stockholders be held upon not less than ten (10) nor more than fifty (50) days written notice, (vi) provide for stockholders to authorizer a person as a proxy to vote, (vii) set forth the requirements for actions to be taken without a meeting, (viii) expand the requirements for setting the record date as allowed under Nevada law, (ix) set forth the requirements for interested director transactions in compliance with Nevada law, (x) allow for certificates of the company to represented by a certificate or be uncertificated, (xi) additional specificity regarding the indemnification of the Company’s directors and officers, including, among other things, (a) clarification regarding the parties entitled to or permitted to receive indemnification, (b) the establishment of procedures related to the indemnification of claims and the advancement of expenses, (c) clarification regarding the limitations on the Company’s indemnification and expense advancement obligations, and (d) the addition of a provision that provides that the repeal or modification of the indemnification provisions of the Amended Bylaws will not deprive a director or officer of indemnification with respect to any matter arising before such amendment, (xii) opt-out of the provisions of NRS 78.378 and (xiii) modify the ability of stockholders to amend or repeal the Amended Bylaws by the affirmative vote of the holders of at least sixty-six and two thirds percent (66 2/3%) of the outstanding voting power of the Company, voting together as a single class.

The preceding is a summary of the Amended Bylaws and is qualified in its entirety by reference to the Amended Bylaws of the Company which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this report.

3.1	Amended and Restated Bylaws of the Company, effective March 31, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2016	SMARTMETRIC, INC.

By: /s/ C. Hendrick
Name: C. Hendrick
Title: Chief Executive Officer